SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[X]    Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

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      (Name of Registrant as Specified In Its Charter)
      Fidelity Advisor Series II

            (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Arthur S. Loring, Secretary

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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
[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:


FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND   :
CLASS A
CLASS B
CLASS T
INSTITUTIONAL CLASS
   A     FUND OF
FIDELITY ADVISOR SERIES II
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-522-7297
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Advisor Growth Opportunities Fund (the fund) will be held at the office of Fidelity Advisor Series II (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on July 16, 1997, at 1:30 p.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To approve an amended management contract for the    f    und.
 2. To approve an agreement and plan providing for the reorganization of
the    f    und.
 3. To amend the    f    und's fundamental investment limitation concerning
diversification.
 The Board of Trustees has fixed the close of business on May 19, 1997 as the record date for the determination of the shareholders of the fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
May 19, 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
 1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears
   in     the registration    on the     proxy card.
 2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
 3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft
        f/b/o Anthony B. Craft, Jr.
        UGMA






PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR SERIES II:
FIDELITY ADVISOR GROWTH
OPPORTUNITIES FUND
CLASS A
CLASS B
CLASS T
INSTITUTIONAL CLASS
TO BE HELD ON JULY 16, 1997
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Advisor Series II to be used at the Special Meeting of Shareholders of Fidelity Advisor Growth Opportunities Fund (the fund) and at any adjournments thereof (the Meeting), to be held on July 16, 1997 at 1:30 p.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company
(FMR), the fund's investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about May 19, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. In addition, D.F. King
& Co.    and/or Management Information Services Corp. (MIS)     may be paid
on a per-call basis to solicit shareholders on behalf of the fund at an
anticipated cost of approximately $   250,000    . The expenses in
connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the fund. The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the fund's principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far
East) Inc. (FMR Far East), subadvisers to the fund, is 82 Devonshire Street, Boston, Massachusetts 02109.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The fund may also arrange to have votes recorded by telephone. D.F. King & Co. may be paid on a per call basis for vote-by-phone solicitations on
behalf of the fund at an anticipated cost of approximately $   200,000    .
The expenses in connection with telephone voting will be paid by the fund. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 On March 31, 1997,    the     shares of the fund issued and outstanding
were as follows: Class A, 1,245,047; Class B, 895,295; Institutional Class, 7,418,182; and Class T, 437,508,098.
 As of March 31, 1997, the trustees and officers of the trust owned, in the aggregate, less than 1% of the fund's outstanding shares.
 To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each class of the fund on March 31, 1997 was as follows:
 Advisor Growth Opportunities - Class A: Prudential Securities, New York, NY (7.11%); Donaldson, Lufkin & Jenrette, New York, NY (6.13%).
 Advisor Growth Opportunities - Class T: CIGNA LIFE, Hartford, CT (16.86%); Smith Barney, Inc., New York, NY (6.75%).
 Advisor Growth Opportunities - Class B: Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL (8.22%); A.G. Edwards & Sons, St. Louis, MO (6.25%); Smith Barney, Inc., New York, NY (5.30%).
 Advisor Growth Opportunities - Institutional Class: Frost National Bank, San Antonio, TX (10.21%); Charles Schwab and Co., Inc., San Francisco, CA (8.28%); Marshall & Ilsley Trust Co., Milwaukee, WI (7.30%); Wells Fargo Bank, San Francisco, CA (5.31%).
 Shareholders of record at the close of business on May 19, 1997 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.
 FOR A FREE COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED
OCTOBER 31, 1996 CALL    1-800-522-7297     OR WRITE TO FIDELITY
DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS
02109.
VOTE REQUIRED: APPROVAL OF PROPOSALS 1 THROUGH 3 REQUIRE   S     THE
AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
1. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE FUND.
 The Board of Trustees, including    the     Trustees who are not
"interested persons" of the trust or of FMR (the Independent Trustees) has approved, and recommends that shareholders of the fund approve, a proposal to amend the fund's management contract with FMR (the Amended Contract). The Amended Contract modifies several aspects of the management fee that FMR receives from the fund for managing its investments and business affairs.
 CURRENT MANAGEMENT FEE. The management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.30%. The Basic Fee rate for the fund's fiscal year ended October 31, 1996 (not including the fee amendments discussed below) was 0.6057%.
 The Performance Adjustment is a positive or negative dollar amount based on the fund's performance and assets for the most recent 36 months. If the fund outperforms the Standard & Poor's 500 Index (the Index) over 36 months, FMR receives a positive Performance Adjustment, and if the fund underperforms the Index, the management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum of (plus/minus)0.20% if the fund outperforms or underperforms the Index by more than ten percentage points. The fund currently has four separate classes of shares, each with different expenses and different
performance.    Although the Present Contract does not specify how the
performance of the various classes should be taken into account, FMR has voluntarily used the return of the class with the worst performance when comparing the fund and the Index. Performance of the fund and the Index are rounded to the nearest whole percentage point for purposes of the calculation. Under the Present Contract, the Performance Adjustment for the fund's fiscal year ended October 31, 1996 equaled 0.0097% of the fund's average net assets for the year.
 PROPOSED MANAGEMENT FEE AMENDMENTS. The Amended Contract would (1) reduce the Group Fee rate further if FMR's assets under management remain over $426 billion, (2) modify the Performance Adjustment calculation to round the performance of the fund and the Index to the nearest 0.01%, rather than
the nearest 1.00%, and (3)    specify that, in calculating the Performance
Adjustment, the fund's performance would equal the asset-weighted average return of all classes. The impact of these changes is summarized briefly in the following paragraphs, and the changes are discussed in detail in the remainder of the proposal.
 IMPACT OF GROUP FEE RATE REDUCTION.    The changes to the Group Fee rate
reduce the management fee rate slightly at FMR's current level of assets under management (a decrease of less than 0.0001%). FMR has voluntarily implemented the Group Fee rate reductions pending shareholder approval, and the fund experienced slightly lower management fees in 1996 as a result.
 IMPACT OF PERFORMANCE ADJUSTMENT CHANGES.    The changes to the
Performance Adjustment would have resulted in a slight increase in the management fee during fiscal 1996 (an increase of approximately 0.0001% of average net assets for the year).
 COMBINED EFFECT OF FEE CHANGES.    In the 1996 fiscal year, the Group Fee
reductions and the changes to the Performance Adjustment would have tended to offset each other, resulting in only minor differences in the total
management fee.     The future impact will depend on many different
factors, and may represent an increase or decrease from the management fee
under the    Present     Contract. The Group Fee rate reductions will
either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. Calculating performance to the nearest 0.01% may increase or decrease the Performance Adjustment, depending on whether performance would have been rounded up or down. Basing fund performance on the return of all classes rather than the worst-performing class will either increase the management fee or leave it unchanged, depending on the relative performance and assets of each class of the fund.
    Although the combined effect of the fee changes is impossible to predict, the changes to the Performance Adjustment may have a greater impact in the future than in the 1996 fiscal year. After the close of the 1996 fiscal year, the fund introduced Class B shares, which bear distribution and service fees that are currently approximately 0.50% higher (as an annual percent of net assets) than the average for the other classes of the fund. If Class B Shares return 0.50% per year less than the asset-weighted average of all classes of the fund (or approximately 1.50% less over a 36-month performance period), the Performance Adjustment rate calculated based on the asset-weighted performance of all classes of the fund could be approximately 0.03% higher than a rate based on the performance of Class B alone.
 PRESENT AND AMENDED CONTRACTS. FMR is the fund's investment adviser pursuant to a management contract dated January 1, 1995 which was approved by shareholders on December 14, 1994. (For information on FMR, see the
section entitled "Activities and Management of FMR," on page .)     A copy
of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 1 on page . Except for the modifications discussed above, the Amended Contract is substantially identical to the fund's Present Contract with FMR. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract," on page .) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1997, and thereafter only as long as its continuance is
approved at least annually    as above.
 MODIFICATION TO GROUP FEE RATE. The Group Fee rate varies based on th   e
    aggregate net assets of all registered investment companies having
management contracts with FMR (   group     assets   ). A    s    group
assets increase, the Group Fee rate declines. The Amended Contract would
not change the Group Fe   e rate if group     asset   s are     $426
billion or less. Above $426 billion in    group     assets   ,     the
Group Fee rate declines under    both contracts,     but under the
   Amended     Contract    it declines more.
 The Group Fee rate is calculated according to a graduated schedule
providing for different rates for different levels of    group
assets   .     The rate at which the Group Fee rate declines is determined
by fee "breakpoints" that provide for lower fee rates when gr   o    up
assets increase. The Amended Contract adds four new   , lower     fee
breakpoints    applicable when group     assets    are     above
$   426     billion   : for group assets of $426 billion to $462 billion,
the fee rate would be reduced from 0.2700% to 0.2650%; for group assets of $462 billion to $498 billion, the fee rate would be reduced from 0.2700% to 0.2600%; for group assets of $498 billion to $534 billion, the fee rate would be reduced from 0.2700% to 0.2550%; and, for group assets over $534
billion, the fee rate would be reduced from 0.2700 % to 0.2500%.     (For
an explanation of how the Group Fee rate is used to calculate the management fee, see the section entitled "Present Management Contract" beginning on page .)
    The resulting Group Fee rates at various levels of group assets are indicated below. (For an explanation of how the breakpoints are combined to arrive at the Group Fee rate, see "Present Management Contract" on page
 .)
GROUP FEE RATES
Group Net      Present          Amended
Assets         Contract         Contract
($ billions)

350               0    .3113%      0    .3113%

400               0    .3067%      0    .3067%

450               0    .3026%      0    .3024%

500               0    .2994%      0    .2982%

550               0    .2967%      0    .2942%

    FMR voluntarily adopted additional Group Fee breakpoints for group assets over $426 billion in 1996. Although the new fee breakpoints have not been added to the management contract pending shareholder approval, FMR has voluntarily based its management fee on the Group Fee schedule contained in
the Amended Contract since January 1, 1996. Group assets     for
   March     1997 were approximately $47   1     billion.
 MODIFICATION TO PERFORMANCE ADJUSTMENT CALCULATIO   N - ROUNDING
METHOD    .    The annual Performance Adjustment rate equals 0.02% for each percentage point by which the fund outperforms or underperforms the Index
over a 36-month performance period    . Under the Present Contract, the
investment performance of both the fund and the Index are rounded to the nearest full percentage point (for example, 15.5123% is rounded to 16%). Rounding to full percentage points results in the Performance Adjustment
   r    ate being applied in 0.02% increments. In comparison, under the
Amended Contract, the investment performance of both the fund and Index are rounded to the nearest 0.01% (using the prior example, 15.5123% is rounded to 15.51%) prior to calculating the difference in investment performance. The more precise rounding method results in a more accurate measure of the difference in investment performance and allows for the Performance
Adjustment to be applied in 0.0002% increments.    This     will produce
more precise performance comparisons and, therefore, reduce the chance of
minor chan   g    es in performance resulting in significant changes to the
Performance Adjustment, and ultimately the fund's management fee.
 MODIFICATION TO PERFORMANCE ADJUSTMENT    -     WEIGHTED AVERAGE CLASS
PERFORMANCE.    The Performance Adjustment is based on a comparison of the performance of the fund (excluding sales charges, but including other expenses) to the performance of the Index. Because each class of the fund has different expenses, and therefore different performance, it is necessary to choose how the different classes will be taken into account when calculating the performance of the fund as a whole.
 When the Present Contract was adopted in 1995, the fund had one class of shares: Class T. The contract did not contemplate the introduction of additional classes, and does not specifically require that their performance be taken into account. However, as additional classes have been
added to the fund, FMR has    voluntarily     based the    fund's
investment performance on the    return     of the class with the lowest
performance, taking into account the    return     of Class A, Class B, and
Institutional Class shares, as applicable, in addition to Class T shares.
 Class A, B and T shares all pay distribution costs in the form of sales charges and distribution fees. Although the sales charges are excluded from the performance calculation, distribution fees are included and tend to lower performance. Class B shares generally pay higher distribution fees
than Class A and Class T shares. As a result, Class B shares    will
tend to have the lowest performance for purposes of the performance calculation (even though they may outperform other classes of shares after sales charges), and would generally be used to represent the investment performance of the fund as a whole. Class B shares, however, represented
less than    1    % of the fund's assets as of the end of March 1997.
 Under the Amended Contract, the performance of the fund would be represented by the average performance of all classes of the fund, weighted according to their average assets for each month. For example, if Class B shares represented 15% of the fund's assets, Class B's performance would represent 15% of the fund's performance. FMR believes this is a fairer means of calculating the performance of the fund and will avoid distortions that otherwise would arise from differing class-level expenses, which are unrelated to investment results.
    A performance adjustment is meant to unite the interests of the investment adviser and the shareholders in achieving performance superior to the Index. Regardless of the number of classes of shares of a fund, the investment adviser is managing a single portfolio and is providing the same investment management services to each class; thus, in FMR's view, calculation of the performance fee should be based on the investment performance of the fund using the asset-weighted performance of all classes (rather than the investment performance of a single class), reflecting the dollar-weighted average expenses paid by shareholders.
 COMPARISON OF MANAGEMENT FEE   S    . The following table compares the
fund's management fee    as calculated     for the 1996 fiscal year under
the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) to the management fee the fund would have incurred if the Amended Contract had been in effect. Management fees are expressed in dollars and as percentages of the fund's average net assets for the year.
             Present Contract          Amended Contract        Difference


                       $                    %              $                    %              $                 %

   Basic Fee            75,218,672          0.605           75,217,471          0.605           (1,201)          0.0000
                                            7                                   7

   Performan            1,201,535           0.009           1,218,603           0.009           17,068            0.0001
   ce                                       7                                   8
   Adjustment

   Total                76,420,207          0.615           76,436,074          0.615           15,867            0.0001
                                            4                                   5


 If the Amended Contract is approved, FMR will calculate the performance adjustment using asset-weighted average performance for the entire 36 month performance period beginning with the first full month following shareholder approval.
 The following tables provide data concerning each class' management fees and expenses as a percentage of average net assets for the fiscal year
ended October 31, 1996 under the Present Contract    (not including FMR's
voluntary implementation of the Group Fee reductions)     and if the
Amended Contract had been in effect during the same period.
COMPARATIVE FEE TABLE
    The following figures are based on historical expenses adjusted to reflect current fees of Class A, Class B, Class T and Institutional Class shares of the fund and are calculated as a percentage of average net assets of each class.
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
Class A

                        PRESENT CONTRACT                 AMENDED CONTRACT

Management Fee              0    .6   2    %                 0    .62%

12b-1 Fee                   0    .25%                        0    .25%

Other Expenses              0    .   28    %   [A]           0    .   28    %   [A]

Total Fund Operating     1.   15    %                     1.   15    %
Expenses*


Class B
                        PRESENT CONTRACT          AMENDED CONTRACT

Management Fee              0    .6   2    %          0    .62%

12b-1 Fee                1.00%                     1.00%

Other Expenses              0    .   32    %[A]       0    .   32    %[A]

Total Fund Operating        1.94    %                 1.94    %
Expenses*

[A] Based on estimated expenses for first year.
   Institutional Class
                        PRESENT CONTRACT       AMENDED CONTRACT

Management Fee              0    .6   2    %       0    .62%

12b-1 Fee               None                   None

Other Expenses              0    .24%              0    .24%

Total Fund Operating        0    .8   6    %       0    .86%
Expenses*

Class T
                        PRESENT CONTRACT       AMENDED CONTRACT

Management Fee              0    .6   2    %       0    .62%

12b-1 Fee                   0    .50%              0    .50%

Other Expenses              0    .23%              0    .23%

Total Fund Operating     1.3   5    %           1.35%
Expenses*

* Effective March 1, 1997, FMR agreed to cap the total expense ratios with respect to each class of the fund's shares as follows: Class A, 1.75%;
Class B, 2.50%; Class T, 2.0   0    %; and Institutional Class, 1.50%.
    A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. The fund has also entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 1.15% for Class A, 1.94% for Class B, 0.85% for Institutional Class and 1.35% for Class T under the Present Contract, and 1.15% for Class A, 1.94% for Class B, 0.85% for Institutional Class and 1.35% for Class T under the Amended Contract.
 EXAMPLE: The following illustrates the expenses, including the maximum front-end sales charge or contingent deferred sales charge, as applicable, on a $1,000 investment under the existing and proposed fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:
Class A
                   1 Year       3 Years      5 Years       10 Years

Present Contract   $6   4       $   8    7   $1   12       $   185

Amended            $6   4       $   8    7   $1   12       $   185
Contract

Class B
                   1 Year       3 Years      5 Years       10
                                                           Years   [A]

Present Contract   $7   0       $   91       $   125       $   196

Amended            $7   0       $   91       $1   25       $   196
Contract

Institutional Class
                   1 Year   3 Years   5 Years      10 Years

Present Contract   $9       $27       $4   8       $10   6

Amended            $9       $27       $48          $106
Contract

Class T
                   1 Year   3 Years   5 Years   10 Years

Present Contract   $48      $76       $106      $19   2

Amended            $48      $76       $106      $192
Contract

   [A]     Reflects conversion of Class B shares to Class A shares after seven years.
 The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.
MATTERS CONSIDERED BY THE BOARD
    T    he mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the
Independent Trustees, believe   s     that matters bearing on the
appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
    The proposal to present t    he Amended Contract    to shareholders
was approved by the Board of Trustees of the fund, including all of the Independent Trustees, on December 19, 1996. The Board of Trustees considered and approved the modifications to the Group Fee rate schedule
during the two   -    month period from November to December 1995, and the
modifications to the Performance Adjustment calculation during the
two   -    month period from June to July 1995    and in November 1996    .
The Board of Trustees received materials relating to the Amended Contract in advance of the meetings at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's financial results and condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost, and quality of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments on management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to extend the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, specifically the extension of the Group Fee rate schedule and the modifications to the performance adjustment calculation, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
2. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF THE FUND FROM A SEPARATE SERIES OF ONE MASSACHUSETTS BUSINESS TRUST TO ANOTHER.
 The Board of Trustees, including a majority of the Independent Trustees, has approved an Agreement and Plan of Reorganization (the Plan of Reorganization) in the form attached to this Proxy Statement as Exhibit 2. The Plan of Reorganization provides for a reorganization of Fidelity Advisor Growth Opportunities Fund (the Fund) from a separate series of Fidelity Advisor Series II (Advisor II), a Massachusetts business trust, to a newly-established, separate series of Fidelity Advisor Series I (the Trust), also a Massachusetts business trust (the Reorganization). THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON THE SHAREHOLDERS OR THE MANAGEMENT OF THE FUND.
 The investment objective, policies, and limitations of the Fund will not change except as approved by shareholders and as described in this Proxy Statement. A separate series of the Trust will carry on the business of the Fund following the Reorganization (the Series). The Series, which has not yet commenced business operations, will have an investment objective, policies, and limitations identical to those of the Fund (except as they may be modified pursuant to a vote of the shareholders as proposed in this Proxy Statement). Since both Advisor II and the Trust are Massachusetts business trusts, organized under substantially similar Declarations of Trust, the rights of the security holders of the Fund under state law and the governing documents are expected to remain unchanged after the Reorganization (except with regard to a possible change in shareholder voting rights as described below), nor will the Reorganization affect the operation of the Fund in a material manner. The same individuals serve as Trustees of both trusts except that Robert M. Gates and William O. McCoy are not Trustees of the Trust. Both trusts are authorized to issue an unlimited number of shares of beneficial interest, and each Declaration of Trust permits the Trustees to create one or more additional series or funds. Shareholder voting rights for the Fund are based on the total dollar interest in the Fund (dollar-based voting) while shareholder voting rights for the Series will be based on the number of shares owned (share-based
voting)   ,     unless shareholders of the Trust approve a proposal that
will be submitted to them to approve dollar-based voting. While the
   potential     differences between the shareholder voting rights would
have no bearing on matters affecting only one fund in a trust (unless the fund had several classes of shares), on matters requiring trust-wide votes where all funds in a trust are required to vote (or where more than one class of a fund vote together), dollar-based voting provides shareholders voting power that is proportionate to their economic interest whereas share-based voting may provide shareholders who own shares with a lower net asset value than other funds in the trust with a disproportionate ability to affect the vote relative to shareholders of the other funds in the trust. Similarly, on matters affecting a fund as a whole, where each class of the fund is required to vote separately on an issue, shareholders who
own shares of a class with a lower    net asset value ("    NAV   ")
than other classes in the fund would be giving the shareholders of the other classes more voting "power" than they currently have. On matters affecting only one class, only shareholders of that class vote on the issue. In this instance, all shareholders of the class would have the same voting rights, since the NAV is the same for all shares in a single class. After the Reorganization, the voting rights of Fund shareholders will change to reflect those of the Series which, as noted above, will be share-based unless shareholders of the Trust approve a proposal establishing dollar-based voting. For more information regarding voting rights of shareholders of the Fund, refer to the section of the Fund's Statement of Additional Information called "Description of the Trust." The Trust's fiscal year end is November 30, which is different than that of the Advisor II. The Trustees may change the fiscal year end of the Trust at their discretion in the future.
 FMR, the Fund's investment adviser, will be responsible for the investment management of the Series, subject to the supervision of the Board of
Trustees, under a management contract identical to the contract        in
effect between FMR and the Fund    immediately prior to the Closing Date,
defined below (including     as it may be modified pursuant to a vote of
shareholders of the Fund as proposed in this Proxy Statement)    (the
Present Management Contract)    ; similarly, FMR U.K. and FMR Far East, the
Fund's sub-advisers, will have primary responsibility for providing investment advice and research services outside the United States or investment management authority under Sub-Advisory Agreements substantially identical to the agreements in effect between FMR U.K. and FMR Far East and
FMR    immediately prior to the Closing Date     (the Present Sub-Advisory
Agreements).
 The Fund's distribution agent, FDC, will distribute shares of the Series under a General Distribution Agreement identical to the contract in effect
between FDC and the Fund    immediately prior to the Closing Date    .
 REASON FOR THE PROPOSED REORGANIZATION. The Fund is presently organized as a series of Advisor II, which has five series of shares or funds. The Board of Trustees unanimously recommends conversion of the Fund to a separate series of the Trust (i.e., into the Series) which will succeed to the business of the Fund. Moving the Fund from Advisor II to the Trust will consolidate and streamline the production and mailing of certain financial reports and legal documents. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS OR THE MANAGEMENT OF THE FUND.
 The proposed Reorganization, with the resulting change in the fiscal year end, will facilitate combining all Advisor non-international equity funds into one Prospectus, and permit mailing of the Annual Reports for these funds at the same time the Prospectus is mailed. This should result in cost savings to the funds. In addition, a combined Prospectus will enhance the discussion of the fund by presenting it in the context of a full spectrum of domestic equity funds.
 The    proposal to present the     Plan of Reorganization    to
shareholders     was approved by the Board of Trustees of Advisor II,
including all of the Trustees who are not interested persons of FMR, on December 19, 1996. The Board of Trustees recommends that Fund shareholders vote FOR the approval of the Plan of Reorganization described below. Such a vote encompasses approval of the reorganization of the Fund to a separate series of the Trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page ); and authorization of Advisor II, as sole shareholder of the Series, to approve (i) a Management Contract for the Series between the Trust and FMR, (ii) the Sub-Advisory Agreements between FMR and FMR U.K. and FMR Far East, with respect to the Series and (iii) the Distribution and Service Plans for Class A shares, Class B shares, Class T shares and Institutional Class shares under Rule 12b-1, substantially identical to the contracts or Plans, as the case may be, in effect with the
Fund    or class immediately prior to the Closing Date
    (   including     as the Management Contract may be modified pursuant
to a vote of the shareholders of the fund, as proposed in this Proxy
Statement)   .     If shareholders of the Fund do not approve the Plan of
Reorganization, the Fund will continue to operate as a series of Advisor
II.
 SUMMARY OF THE PLAN OF REORGANIZATION. The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is attached as Exhibit 2 to this Proxy Statement.
 On the Closing Date of the Reorganization, the Fund will transfer all of its assets to the Series, a series of shares of the Trust established for the purpose of effecting the Reorganization, in exchange for the assumption by the Series of all of the liabilities of the Fund and the issuance of shares of beneficial interest of the corresponding classes of the Series (Trust Series Shares) equal to the number of Fund shares outstanding on the Closing Date. Immediately thereafter, the Fund will distribute one Trust Series Share of the applicable class for each Fund share (the Fund Shares) held by the shareholder on the Closing Date to each Fund shareholder, in liquidation of such Fund Shares. Immediately after this distribution of the Trust Series Shares, the Fund will be terminated and, as soon as practicable thereafter, will be wound up and liquidated. UPON COMPLETION OF THE REORGANIZATION, EACH FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL TRUST SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER FUND SHARES.
 The Plan of Reorganization authorizes Advisor II as the then sole initial shareholder of the Series or class, as appropriate, to approve (i) a Management Contract with FMR for the Series (the New Management Contract),
(ii) the Sub-Advisory Agreements between FMR and FMR U.K. and FMR Far East with respect to the Series (the New Sub-Advisory Agreements), and (iii) the Distribution and Service Plans with respect to Class A shares, Class B shares, Class T shares and Institutional Class shares (the New Plans) under Rule 12b-1 with respect to the Series, identical to the contracts or
plan   s    , as the case may be, in effect with the Fund or class
immediately prior to the Closing Date     (   including     as the
Management Contract may be modified pursuant to a vote of shareholders of the Fund as proposed in this Proxy Statement).
 The Trust's Board of Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests in writing to be retired by written instrument signed by a majority of the other Trustees or who is unable to serve due to physical or mental incapacity by reason of disease or otherwise, death, or for any other reason, may be retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The New Management Contract, the New Sub-Advisory Agreements, and the New Plans will take effect on the Closing Date. The New Management Contract, the New Sub-Advisory Agreements, and the New Plans will continue in force until July 31, 1998. Each agreement will continue in force thereafter from year to year so long as its continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Trust, FMR, FMR U.K. or FMR Far East, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Trustees or by the vote of a majority of the outstanding shares of the Series. The New Plans will continue in effect only if approved annually by a vote of the Trustees and of those Trustees who are not interested persons, cast in person at a meeting called for that purpose. The New Management Contract and the New Sub-Advisory Agreements will be terminable without penalty on sixty days' written notice either by the Trust, FMR, FMR U.K. or FMR Far East, as the case may be, and will terminate automatically in the event of their assignment. The New Plans will be terminable at any time without penalty by a vote of a majority of the Independent Trustees or a majority of the outstanding voting shares of the applicable class.
 Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of
business on    or about February 28, 1998     (the Closing Date). However,
the Reorganization may become effective at such    other date     as the
parties may agree in writing.
 The obligations of Advisor II and the Trust under the Plan of Reorganization are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Reorganization by Fund shareholders, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by action of the Trustees to provide against unforeseen events, if (1) there is a material breach by the other party of any representation, warranty, or agreement contained in the Plan of Reorganization to be performed at or prior to the Closing Date or (2) it reasonably appears that a party will not or cannot meet a condition of the Plan of Reorganization. Either trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Reorganization, provided that such waiver or amendment does not materially adversely affect the interests of Fund shareholders.
 CONTINUATION OF FUND SHAREHOLDER ACCOUNTS. The Trust's transfer agent will establish an account for the Series' shareholders containing the appropriate number and denominations of Trust Series Shares to be received by each holder of Fund Shares under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Fund's transfer agent for the Fund's shareholders.
 EXPENSES. The Fund and the Series shall each be responsible for all of their respective expenses of the Reorganization, estimated at
   approximately     $   30,000     in the aggregate.
 TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of the Fund, which prohibit the Fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting the Fund's ability to carry out the Reorganization. By approving the Plan of Reorganization, Fund shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.
 TAX CONSEQUENCES OF THE REORGANIZATION.    On or before the Closing Date,
e    ach trust    will have     received an opinion from their counsel,
Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized for federal income tax purposes by the Fund, the Series, or the Fund's shareholders upon (1) the transfer of the Fund's assets in exchange solely for the Trust Series Shares and the assumption by the Trust on behalf of the Series of the Fund's liabilities or (2) the distribution of Trust Series Shares to the Fund's shareholders in liquidation of their Fund Shares. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Trust Series Shares to be received by each Fund shareholder will be the same as that of his or her Fund Shares immediately prior to the Reorganization; and (b) each Fund shareholder's holding period for his or her Trust Series Shares will include the Fund shareholder's holding period for his or her Fund Shares, provided that said Fund Shares were held as capital assets on the date of the exchange.
 CONCLUSION. The Board of Trustees has concluded that the proposed Plan of Reorganization to reorganize the Fund into a separate series of a Massachusetts business trust is in the best interest of the Fund's shareholders. The Trustees recommend that the Fund's shareholders vote FOR the approval of the Plan of Reorganization as described above. Such a vote encompasses approval of the reorganization of the Fund to a separate series of a Massachusetts business trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page ); authorization of Advisor II, as sole shareholder of the Series, to approve (i) a Management Contract for the Series between the Trust and FMR, (ii) Sub-Advisory Agreements for the Series between FMR and FMR U.K. and FMR Far East, and (iii) Distribution
and Service Plans for Class A shares, Class B    shares    , Class T shares
and Institutional Class shares under Rule 12b-1, substantially identical to
the contracts or plans, as the case may be   ,     in effect with the Fund
or class    immediately prior to the Closing Date     (   including     as
the Management Contract may be modified pursuant to a vote of shareholders of the Fund as proposed in this Proxy Statement). If approved, the Plan of Reorganization will take effect on the Closing Date. If the Plan of Reorganization is not approved, the Fund will continue to operate as a fund of Advisor II.
   3. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
 The Trustees recommend that shareholders of the fund vote to    amend
the fund's current fundamental investment limitation    concerning
diversification by adding the underlined text below to the fund's fundamental investment limitation:
 "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or
instrumentalities,    ((or securities of other investment companies))    )
if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The    percentage limitations in the     proposed fundamental limitation
concerning diversification    are     the    percentage
    limitation   s     imposed by the 1940 Act for diversified companies.
The amended fundamental diversification limitation makes one change from the current limitation; it would permit the fund to invest without limit in the securities of other investment companies. Pursuant to an order of exemption granted by the SEC, the fund may invest up to 25% of total assets in non-publicly offered money market funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees,but do pay minimal fees for services such as custodian, auditor, and Independent Trustee fees.
   FMR anticipates that the Central Funds will benefit the fund by enhancing the efficiency of cash management for the Fidelity funds and by providing increased short-term investment opportunities. If the proposal is approved, the Central Funds are expected to serve as a principal option for cash investment for most Fidelity funds.
 If the proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental diversification limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to the fund and advised by FMR is contained in the Table of Average Net
Assets and Expense Ratios in Exhibit 3 beginning on page        .
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board;
   Robert C. Pozen    , President; Peter S. Lynch, Vice Chairman    and J.
Gary Burkhead    .    With the exception of Robert C. Pozen, e    ach of
the Directors is also a Trustee of the trust. Messrs. Johnson 3d,    J.
Gary     Burkhead, John H. Costello, Arthur S. Loring, Robert H. Morrison,
Kenneth A. Rathgeber, Leonard M. Rush, William J. Hayes, and George A. Vanderheiden are currently officers of the trust and officers or employees
of FMR or FMR Corp. With the exception of Mr. Costello    and     Mr.
Rush   ,     all of these persons hold or have options to acquire stock of
FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period November 1, 1995 through March 31, 1997, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.
ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.
 Funds with investment objectives similar to the fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit
3 beginning on page        .
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. Mr. Johnson 3d also is President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of FMR Texas Inc. (FMR Texas); Chairman, Chief Executive Officer, President, and a Director of FMR Corp., Chairman of the Board and of the Executive Committee of FMR, and a Director of FMR. In addition, Mr. Burkhead is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; a Director of FMR Corp.; Director of FMR; and President and Director of FMR Texas. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.
PRESENT MANAGEMENT CONTRACT
 The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in proposal 1.
 In addition to the management fee payable to FMR, the fund pays transfer
agent fees to Fidelity Investments Institutional Operations Company   ,
Inc.     ("FIIOC") for Class A, Class B, Class T and Institutional Class,
and pric   ing     and bookkeeping fees to Fidelity Service Co   mpany,
Inc.     (FSC), affiliates of FMR. Until January 1, 1997, such fees were paid to State Street Bank and Trust Company ("State Street") for Class T shares. Although the fund's current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and reports to shareholders, the trust, on behalf of the fund has entered into a revised transfer agent agreement with FIIOC, pursuant to which FIIOC bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by the fund include interest, taxes, brokerage commissions, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
 Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FIIOC and State Street, and FSC by the fund for fiscal 1996 amounted to $279,917, $22,700,747 and $821,769, respectively.
 The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR. Sales charge revenue paid to, and
retained by, FDC for fiscal 1996 amounted to    $49,939,000 and
$8,007,000   , respectively    . In addition, FDC received
$63,587,000     from the    f    und   ,     and retained
$2,46   1    ,   000,     in fiscal 1996 pursuant to Distribution and
Service Plans under Rule 12b-1.
 FMR is the fund's manager pursuant to a management contract dated January 1, 1995, which was approved by shareholders on December 14, 1994, at which time the Group Fee rate was reduced from what it had been in the prior contract.
 For the services of FMR under the contract, the fund pays FMR a monthly management fee composed of the sum of two elements: a basic fee and a performance adjustment based on a comparison of the fund's performance to that of the Standard and Poor's Composite Index of 500 Stocks (the Index).
 COMPUTING THE BASIC FEE. The fund's basic fee rate is composed of two elements: a Group Fee rate and an individual fund fee rate.
 The Group Fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
 The following Group Fee schedule is contained in the current management contract for the fund:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE
                          RATES

Average          Annualized   Group Net                Effective
Group            Rate         Assets                   Annual Fee
Assets                                                 Rate

0 - $3 billion   0.5200%          $      0.5 billion   0.5200%

3 - 6            0.4900         25                     0.4238

6 - 9            0.4600         50                     0.3823

9 - 12           0.4300         75                     0.3626

12 - 15          0.4000          100                   0.3512

15 - 18          0.3850          125                   0.3430

18 - 21          0.3700          150                   0.3371

21 - 24          0.3600          175                   0.3325

24 - 30          0.3500          200                   0.3284

30 - 36          0.3450          225                   0.   3249

36 - 42          0.3400          250                   0.   3219

42 - 48          0.3350          275                   0.   3190

48 - 66          0.3250          300                   0.   3163

66 - 84          0.3200          325                   0.   3137

84 - 102         0.3150          350                   0.   3113

102 - 138        0.3100

138 - 174        0.3050

174 - 210        0.3000

210 - 246        0.2950

246 - 286        0.2900

282 - 318        0.2850

318 - 354        0.2800

354 - 390        0.2750

 over 390        0.2700

 Prior to January 1, 199   2    , the Group Fee rate was based on a
schedule with breakpoints ending at 0.3100% for average group assets in excess of $102 billion. Group Fee rate breakpoints for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. Additional breakpoints for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
 On August 1, 1994, FMR voluntarily revised the prior extensions to the Group Fee rate schedule, and added new breakpoints for average group assets
in excess of $210 billion and under $   390     billion as shown in the
schedule above. Shareholders approved a new management contract reflecting the revised schedule on December 14, 1994. The revised Group Fee rate schedule provides for lower management fee rates as FMR's assets under management increase.
 On January 1, 1996, FMR voluntarily added new breakpoints to the revised
schedule for average group assets in excess of $   390     billion, pending
shareholder approval of a new management contract reflecting the additional
breakpoints. The revised    G    roup    F    ee rate schedule and its
extensions provide for lower management fee rates as FMR's assets under
management increase. The revised    G    roup    F    ee rate schedule with
additional breakpoints voluntarily adopted by FMR for average group assets
in excess of $   390     billion is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE
                          RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate

174 - $210       0.3000%     $150         0.3371%
billion                      billion

210 -  246       0.2950       175         0.3325

246 -  282       0.2900       200         0.3284

282 -  318       0.2850       225         0.3249

318 -  354       0.2800       250         0.3219

354 -  390       0.2750       275         0.3190

390 -  426       0.2700       300         0.3163

426 -  462       0.2650       325         0.3137

462 -  498       0.2600       350         0.3113

498 -  534       0.2550       375         0.3090

  over 534       0.2500       400         0.3067

                              425         0.3046

                              450         0.3024

                              475         0.3003

                              500         0.2982

                              525         0.2962

                              550         0.2942

 The    G    roup    Fee ra    te is calculated on a cumulative basis
pursuant to the graduated fee rate schedule shown above on the left. The
schedule above on the right shows the effective annual    G    roup
   F    ee rate at various asset levels, which is the result of
cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $435 billion of group net assets - the approximate level for October 1996 - was 0.3037%, which is the weighted average of the respective fee rates for each level of group net assets up to $435 billion.
 The individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for October 1996, the annual basic fee rate would be calculated as follows:
Group Fee Rate         Individual Fund Fee          Basic Fee Rate
                       Rate

0.3037%          +     0.30%                  =     0.6037%

 One-twelfth of this annual basic fee rate is applied to the fund's net assets averaged for the month, giving a dollar amount, which is the fee for that month.
 COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the Index over the same period. The performance period consists of the current month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 1.0% (up to a maximum difference of +/-10.00 ) is multiplied by a performance adjustment rate of 0.02%. Thus, the maximum annualized adjustment rate is (plus/minus)0.20%. The fund is comprised of four classes of shares: Class A
Shares, Class B Shares, Class T Shares and Institutional    Class
Shares. Investment performance is measured separately for each class, and the least of the four results obtained is currently used in calculating the performance adjustment to the management fee paid by the fund. This performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to the fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
 The fund's performance is calculated based on change in net asset value. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in fund shares at the net asset value as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
 Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
 During fiscal 1996, FMR received fees (including the amount of the performance adjustment and including the group fee breakpoints voluntarily adopted by FMR) of $76,294,260 for its services as investment adviser to the fund. This fee, which includes both the basic fee and the performance
adjustment, was equivalent to    0    .61% of the average net assets of the
fund. For the fiscal year ended October 31, 1996, the upward performance
adjustments amounted to $   1,076,788     for the fund.
 FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase the fund's total returns and repayment of the reimbursement by the fund will lower its total returns.
 During the period ended October 31, 1996, FMR voluntarily agreed, subject to revision or termination, to reimburse certain transfer agent, distribution and registration expenses for Class A shares of the fund.
   This     reimbursement    amounted     to $4,731   ,     which
w   as     equivalent to 0% of average net assets of the fund   .
SUB-ADVISORY AGREEMENTS
 FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds. The sub-advisory agreements, dated January 1, 1995, were approved by shareholders on December 14, 1994.
 Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
 FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
 For providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
 For providing investment advice and research services, the fees paid to the sub-advisers for the fiscal year ended October 31, 1996 were as follows:
      FMR U.K.    FMR Far East

      $ 642,845   $ 645,049

PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.
 FMR may place agency transactions with Fidelity Brokerage Services, Inc.
(FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 During fiscal 1996 the fund paid brokerage commissions of $1,513,633 to FBSI and $74,768 to FBS. During fiscal 1996, this amounted to approximately 21.95% and 1.08%, respectively, of the aggregate brokerage commissions paid by the fund.
SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, Massachusetts 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1
   ((Underlined)) disclosure     will be added   ;
[bracketed] disclosure will be deleted.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES II:
FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 MODIFICATION [made]    ((    AMENDED AND RESTATED)) this [1st day of
January 1995] ((___ day of July 1997)), by and between Fidelity Advisor Series II, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor Growth Opportunities Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below)).
 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract modified ((January 1, 1995 and on)) December 30, 1988, to a ((further)) modification of said Contract in the manner set forth below. The Modified Management Contract shall, when executed by duly authorized officers of the Fund and the Adviser, take effect on [January 1, 1995.] ((August 1, 1997 or the first day of the month following approval.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment. The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the Standard and Poor's Composite Index of 500 Stocks (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:
  (a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:
   (i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets    Annualized Fee Rate (for each
                      level)

0        -     $ 3 billion   0.5200%

3        -     6             0.4900%

6        -     9             0.4600%

9        -     12            0.4300%

12       -     15            0.4000%

15       -     18            0.3850%

18       -     21            0.3700%

21       -     24            0.3600%

24       -     30            0.3500%

30       -     36            0.3450%

36       -     42            0.3400%

42       -     48            0.3350%

48       -     66            0.3250%

66       -     84            0.3200%

84       -     102           0.3150%

102      -     138           0.3100%

138      -     174           0.3050%

174      -     210           0.3000%

210      -     246           0.2950%

246      -     282           0.2900%

282      -     318           0.2850%

318      -     354           0.2800%

354      -     390           0.2750%

[Over          390]          [0.2700%]

((390    -     426))         ((0.2700%))

((426    -     462))         ((0.2650%))

((462    -     498))         ((0.2600%))

((498    -     534))         ((0.2550%))

((Over         534))         ((0.2500%))

   (ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be
0.30%.
  (b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.
  (c) Performance Adjustment Rate: The Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest [percentage point] ((0.01%))) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.
 The performance period will commence with the first day of the first full month following the Portfolio's commencement of operations. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.
 ((The Portfolio's investment performance for the performance period shall be the cumulative monthly asset-weighted investment performance of all classes of shares of the Portfolio over the performance period. The asset-weighted investment performance for the Portfolio for a given month will be calculated by multiplying the investment performance of each class for the month by its average net assets (determined as of the close of business on each business day of the month), adding the results together and dividing the sum by the aggregate net assets of all classes of the Portfolio for that month. Any class that does not complete a full month of operations in a given month will be excluded from the calculation of the Portfolio's investment performance for that month, and its assets will be excluded from the aggregate net assets of the Portfolio in determining the Portfolio's investment performance for that month.))
 The    [Portfolio's]     investment performance ((of each class)) will be
measured by comparing (i) the opening net asset value of one share of the
   [Portfolio]((     class)) on the first business day of the
   [    performance period   ] ((month))     with (ii) the closing net
asset value of one share of the    [Portfolio]     ((class)) as of the last
business day of such    [    period   ] ((month))    . In computing the
investment performance    [    of the    Portfolio]     ((of each class))
and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended. ((Although the investment performance of the Portfolio for the performance period shall be rounded to the nearest 0.01%, this shall not prevent the monthly investment performance of the classes or of the Portfolio from being rounded to a greater number of decimal places.))
  (d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.
  (e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.
 4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1995] ((1998)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
FIDELITY ADVISOR SERIES II
on behalf of Fidelity Advisor Growth Opportunities Fund
FIDELITY MANAGEMENT & RESEARCH COMPANY
[Signature lines omitted]
EXHIBIT 2
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of the 19th day of December 1996, by and between Fidelity Advisor Growth Opportunities Fund (the Fund), a separate series of Fidelity Advisor Series II (Advisor Series II) and Fidelity Advisor Series I (the Trust), each a business trust duly formed under the laws of the Commonwealth of Massachusetts.
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of the Fund to a series of the Trust (the Series) solely in exchange for shares of beneficial interest of the applicable classes of the Series (the Trust Series Shares) and the assumption by the Series of the Fund's liabilities; and (b) the constructive distribution of such Trust Series Shares by the Fund to its shareholders (Fund Shareholders) in complete liquidation and termination of the Fund in exchange for all of the Fund's outstanding shares of the corresponding classes (Fund Shares). The Fund shall receive shares of the Series equal to the number of Fund Shares on the Closing Date (as defined below). Immediately thereafter, the Fund shall then distribute to each Fund Shareholder one Trust Series Share for each Fund Share held by the shareholder on the Closing Date. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
1. REPRESENTATIONS AND WARRANTIES OF THE FUND
 Advisor II on behalf of the Fund represents and warrants as follows:
 (a) The Fund is a series of Advisor II, a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Fund is duly registered as an open-end management investment company under the Investment Company Act of 1940 (the 1940 Act), as amended, or is a series of a registrant and such registration is in full force and effect;
 (c) The Fund is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Amended and Restated Declaration of Trust or the Fund's Bylaws, or, to the Fund's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Fund is a party or is bound;
 (d) The Fund has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Fund on or prior to the Closing Date;
 (e) To the Fund's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Fund or any of its properties or assets which assert liability on the part of the Fund, except as previously disclosed in writing to the Trust. The Fund knows of no facts that might form the basis for the institution of such proceedings;
 (f) The Fund has filed or will file all federal and state tax returns which, to the knowledge of the Fund's officers, are required to be filed by the Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
 (g) All of the issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Fund will, at the Closing Date, be held by the persons and in the amounts as certified in accordance with the provisions of this Agreement;
 (h) The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;
 (i) At both the Valuation Time (as defined in Section 4) and the Closing Date (as defined in Section 6), the Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Fund to be transferred to the Series pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Series will acquire the Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Series) and without any restrictions upon the transfer thereof;
 (j) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Fund, and this Agreement constitutes a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to shareholder approval;
 (k) To the best of the knowledge of the Fund's management, there is no plan or intention by the Fund's shareholders to sell, exchange or otherwise dispose of any of the Trust Series Shares to be received in the Reorganization;
 (l) The Fund shares are widely held and may be purchased and redeemed upon request;
 (m) No consideration other than Trust Series Shares will be issued in exchange for the Fund Shares in the Reorganization;
 (n) Immediately following consummation of the Reorganization, the Fund Shareholders will own all of the Trust Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the Reorganization;
 (o) Immediately following the consummation of the Reorganization, the Trust will hold on behalf of the Series the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the Reorganization. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of the Fund's business as an open-end investment company) made by the Fund immediately preceding the Reorganization will, in the aggregate, constitute less than 1% of the net assets of the Fund;
 (p) At the time of the Reorganization, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire stock in the Fund;
 (q) There is no intercompany indebtedness between the Series and the Fund that was issued, acquired or that will be settled at a discount;
 (r) The Fund's liabilities to be assumed by the Series in the Reorganization were incurred by the Fund in the ordinary course of its business and are associated with the assets to be transferred;
 (s) The Fund's shareholders each will pay their own expenses, if any, incurred in connection with the Reorganization;
 (t) The fair market value of the Fund's assets to be transferred by the Fund to the Series will equal or exceed the Fund's liabilities to be assumed by the Series plus the liabilities to which the transferred assets are subject;
 (u) The Fund is a regulated investment company as defined in Section 851 of the Internal Revenue Code of 1986, as amended;
 (v) At the time of the Reorganization, the Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;
 (w) To the Fund's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933 (the 1933 Act), the Securities Exchange Act of 1934 (the 1934 Act), and the 1940 Act;
 (x) The Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of October 31, 1996 and those incurred in the ordinary course of the Fund's business as an investment company since October 31, 1996; and
 (y) The Fund will be liquidated immediately after the Reorganization.
2. REPRESENTATIONS AND WARRANTIES OF THE TRUST
 The Trust represents and warrants as follows:
 (a) The Trust is a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
 (b) The Trust is duly registered as an open-end management investment company under the 1940 Act, and the Series is a duly established and designated series of the Trust;
 (c) The Trust is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Amended and Restated Declaration of Trust or the Trust's Bylaws, or, to the Trust's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Trust is a party or is bound;
 (d) To the Trust's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Trust or any of its properties or assets which assert liability on the part of the Trust, except as previously disclosed in writing to the Trust. The Trust knows of no facts that might form the basis for the institution of such proceedings;
 (e) The Trust intends for the Series to be a regulated investment company, under Section 851 of the Code;
 (f) Prior to the Closing Date, there shall be no issued and outstanding Trust Series Shares or any other securities issued by the Series (except for the one share of each class that may be issued to FMR); Trust Series Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding, fully paid and non-assessable under Massachusetts law on the Closing Date;
 (g) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Trust, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of the Trust enforceable against the Series in accordance with its terms;
 (h) The Trust Series Shares at the Closing will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Massachusetts law except that under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, may be held personally liable for obligations of the Trust;
 (i) The fair market value of the Trust Series Shares to be received by the Fund Shareholders will be equal to the fair market value of their Fund Shares constructively surrendered in exchange therefor;
 (j) The Trust has no plan or intention on behalf of the Series to issue additional Trust Series Shares following the Reorganization except for issuance of shares arising in the ordinary course of the business of the Series as the series of an open-end investment company;
 (k) The Trust has no plan or intention to reacquire the Trust Series Shares issued to the Fund Shareholders pursuant to the Reorganization other than through redemptions arising in the ordinary course of the business of the Series as a series of an open-end investment company;
 (l) Following the Reorganization, the Trust, on behalf of the Series, will continue the Fund's historic business;
 (m) The Trust has no plan or intention to sell or otherwise dispose of any of the Fund's assets to be acquired by the Series in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of the Series as a regulated investment company under Section 851 of the Code;
 (n) The information to be furnished by the Trust with respect to the Series for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
 (o) The Trust, on behalf of the Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to operate after the Closing Date; and
 (p) To the Trust's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act.
3. REORGANIZATION
 (a) Subject to the requisite approval of the shareholders of the Fund and to the other terms and conditions contained herein, the Fund agrees to assign, convey, transfer, and deliver to the Series established by the Trust solely for the purpose of acquiring all of the assets of the Fund, which Series has not issued any Trust Series Shares (except for one share of each class that may be issued to FMR) or commenced operations, on the Closing Date all of the assets of the Fund of any kind and nature existing on the Closing Date. The Series agrees in exchange therefor (1) to assume all of the Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (2) to issue and deliver to the Fund the number of full and fractional Trust Series Shares of the applicable classes equal to the value and number of full and fractional shares of the corresponding classes of the Fund outstanding at the time of the closing, as described in paragraph 6, on the Closing Date provided for in Section 6(a).
 (b) The assets of the Fund to be acquired by the Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Fund, and any deferred or prepaid expenses shown as an asset on the books of the Fund on the Closing Date. The Fund will pay or cause to be paid to the Series any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Series hereunder, and the Series will retain any dividend or interest payments received by it after the Valuation Time (as defined in Section 4) with respect to the assets transferred hereunder without regard to the payment date thereof.
 (c) Immediately upon delivery to the Fund of the Trust Series Shares, the individual Trustees of Advisor II or any officer duly authorized by them, on Advisor II's behalf as the then sole shareholder of the Series, shall
(1) elect as trustees of the Trust (Trustees) the persons who are currently Trustees of Advisor II; (2) approve (i) a Management Contract between the Trust on behalf of the Series and FMR, (ii) Sub-Advisory Agreements between FMR and Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc., (iii) Distribution and Service Plans for Class A shares, Class B shares, Class T shares and Institutional Class shares under Rule 12b-1 under the 1940 Act between the Trust on behalf of the Series and Fidelity Distributors Corporation (FDC) substantively identical to the plans and contracts in effect with the Fund or class immediately prior to the Closing Date (as defined below), except as to the parties to
such plan or contract, and (   i    v) the adoption of the revised
fundamental policy described in Proposal 3 of the Proxy Statement.
 (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), the Fund will constructively distribute the Trust Series Shares of the applicable classes pro rata in proportion to their respective shares of beneficial interest of the corresponding classes of the Fund to Fund Shareholders of record determined as of the Valuation Time on the Closing Date in accordance with the Fund's Amended and Restated Declaration of Trust in liquidation of such Fund. Such distribution will be accomplished by the Fund's transfer agent opening accounts on the share records of the Series in the names of such Fund Shareholders and transferring the Trust Series Shares of the applicable classes thereto. Each Fund Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Trust Series Shares of the applicable classes due that shareholder. All outstanding Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Fund's share transfer records. The Series shall not issue certificates representing Trust Series Shares in connection with such distribution.
 (e) Immediately after the distribution of the Trust Series Shares as set forth in Section 3(d), the Fund shall be liquidated and terminated and any such further actions shall be taken in connection therewith as required by applicable law.
 (f) Any transfer taxes payable upon issuance of Trust Series Shares in a name other than that of the registered holder on the Fund's books of the Fund Shares constructively exchanged for the Trust Series Shares shall be paid by the person to whom such Trust Series Shares are to be issued, as a condition of such transfer.
 (g) Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the date on which it is liquidated.
4. VALUATION
 (a) The valuation time shall be 4:00 p.m. Eastern time on the Closing Date (the Valuation Time).
 (b) The value of the Fund's net assets to be acquired by the Series hereunder shall be the net asset value computed as of the Valuation Time, using the valuation procedures set forth in the Fund's then current Prospectus and Statement of Additional Information.
 (c) The number, value, and denomination of full and fractional Trust Series Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value, and denomination of full and fractional Fund Shares outstanding on the Closing Date.
 (d) All computations pursuant to this Section shall be made by Fidelity Investments Institutional Operations Company (FIIOC), a division of FMR Corp., in accordance with its regular practice as pricing agent for the Fund.
5. FEES; EXPENSES
 (a) The Trust and the Fund each represent that there is no person who dealt with it who by reason of such dealings is entitled to any broker's or finder's fees or commissions arising out of the transactions contemplated hereby.
 (b) The Fund shall be responsible for all expenses, fees and other charges, subject to FMR's voluntary expense limitation, if applicable.
6. CLOSING DATE
 (a) The transfer of the Fund's assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Trust Series Shares, as described above, together with related acts necessary to consummate the same, (the Closing), unless otherwise provided herein, shall occur at the principal office of the Advisor II and the Trust, 82 Devonshire Street, Boston, Massachusetts, on February 28, 1998, or at such other place or date as the parties may agree in writing (the Closing Date). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Time or at such other time and/or place as the parties may agree.
 (b) In the event that, on the Closing Date: (i) any of the markets for securities held by the Fund are closed to trading, or (ii) trading thereon is restricted, or (iii) trading or reporting of trading on said markets or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.
 (c) The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified Brown Brothers Harriman & Co., as custodian for the Fund, of the Fund's reorganization to a series of the Trust.
 (d) FIIOC, as transfer agent for the Fund, shall deliver at the Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Trust Series Shares. The Trust shall issue and deliver a confirmation to the Fund evidencing the Trust Series Shares to be credited on the Closing Date or provide evidence satisfactory to the Fund that such Trust Series Shares have been credited to the Fund's account on the books of the Trust. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.
7. SHAREHOLDER MEETING AND TERMINATION OF THE FUND
 (a) The Fund agrees to call a meeting of its shareholders (the Shareholders' Meeting) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.
 (b) The Fund agrees that as soon as reasonably practicable after distribution of the Trust Series Shares, the Fund shall be liquidated and terminated as a series of Advisor II pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Fund shall not conduct any business except in connection with its liquidation and termination.
8. CONDITIONS TO OBLIGATIONS OF THE TRUST
 The obligations of the Trust hereunder shall be subject to the following conditions:
 (a) That the Fund furnishes to the Trust a statement, dated as of the Closing Date, signed by an officer of Advisor II, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects and that the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
 (b) That the Fund furnishes the Trust with copies of the resolutions, certified by an officer of Advisor II, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (c) That the Fund shall deliver to the Trust at the Closing a statement of its assets and liabilities, together with a certificate as to the aggregate asset value of the Fund's portfolio securities, all as of the Valuation Time, certified on the Fund's behalf by its Treasurer or Assistant Treasurer;
 (d) That the Fund's custodian shall deliver to the Trust a certificate identifying the assets of the Fund held by such custodian as of the Valuation Time on the Closing Date and stating that at the Valuation Time:
(i) the assets held by the custodian will be transferred to the Series;
(ii) the Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
 (e) That the Fund's transfer agent shall deliver to the Trust at the Closing a certificate setting forth the number of shares of each class of the Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares of each class held of record by each such shareholder;
 (f) That the Fund calls a Shareholders' Meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby;
 (g) That the Fund delivers to the Trust a certificate of an officer of Advisor II, dated the Closing Date, that there has been no material adverse change in the Fund's financial position since October 31, 1996, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
 (h) That all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Fund or its transfer agent by the Trust or its agents shall have revealed otherwise, the Fund shall have taken all actions that in the opinion of the Trust are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws.
9. CONDITIONS TO OBLIGATIONS OF THE FUND
 The obligations of the Fund hereunder shall be subject to the following conditions:
 (a) That the Trust shall have executed and delivered to the Fund an Assumption of Liabilities, certified by an officer of the Trust, dated as of the Closing Date pursuant to which the Trust on behalf of the Series will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
 (b) That the Trust furnishes to the Fund a statement, dated as of the Closing Date, signed by an officer of the Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Series made in this Agreement are true and correct in all material respects, and the Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
 (c) That the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund and the Trust, to the effect that the Trust Series Shares are duly authorized and upon delivery to the Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable under Massachusetts law.
10.  CONDITIONS TO OBLIGATIONS OF THE FUND AND THE TRUST
 The obligations of the Fund and the Trust hereunder shall be subject to the following conditions:
 (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
 (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by the Trust or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust or the Fund, provided that either party hereto may for itself waive any of such conditions;
 (c) That all proceedings taken by either the Fund or the Series in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
 (d) That the Trust shall have taken all necessary action so that the Series shall be a series of a registered open-end investment company under the 1940 Act immediately after the Closing.
 (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
 (f) That the Trust and the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to the Trust and the Fund that for federal income tax purposes:
  (i) The Reorganization will be a reorganization under Section 368(a)(1)(F) of the Code, and the Fund and the Series will each be parties to the Reorganization under section 368(b) of the Code;
  (ii) No gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Series in exchange solely for the Trust Series Shares and the assumption of the Fund's liabilities followed by the distribution of the Trust Series Shares to the shareholders of the corresponding classes of the Fund in liquidation of the Fund;
  (iii) No gain or loss will be recognized by the Series on the receipt of the Fund's assets in exchange solely for the Trust Series Shares and the assumption of the Fund's liabilities;
  (iv) The basis of the Fund's assets in the hands of the Series will be the same as the basis of such assets in the Fund's hands immediately prior to the Reorganization;
  (v) The Series' holding period in the assets to be received from the Fund will include the Fund's holding period in such assets;
  (vi) A Fund Shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in the Fund for the Trust Series Shares in the Reorganization;
  (vii) A Fund Shareholder's basis in the Trust Series Shares to be received by him or her will be the same as his or her basis in the Fund Shares exchanged therefor;
  (viii) A Fund Shareholder's holding period for his or her Trust Series Shares will include the holding period of the Fund Shares exchanged, provided that those Fund Shares were held as capital assets on the date of the Reorganization.
 Notwithstanding anything herein to the contrary, neither the Fund nor the Trust may waive the conditions set forth in this subsection 10(f).
11. COVENANTS OF THE FUND AND THE TRUST
 (a) The Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions.
 (b) The Fund covenants that the Trust Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
 (c) The Fund covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Fund Shares.
 (d) The Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and, after the Closing Date, the Fund will not conduct any business except in connection with its liquidation and termination.
12. TERMINATION; WAIVER
 (a) The Trust and the Fund may terminate this Agreement by mutual agreement. In addition, either the Trust or the Fund may at its option terminate this Agreement at or prior to the Closing Date because:
  (i) Of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
  (ii) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
 (b) In the event of any such termination, there shall be no liability for damages on the part of the Trust or the Fund, or their respective Trustees or officers.
13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES
 (a). This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
 (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of the Series or the Fund; provided, however, that following the shareholders' meeting called by the Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Series Shares to be received by the Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.
 (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
14. DECLARATIONS OF TRUST
 Copies of the Declarations of Trust of the Trust and Advisor II, as restated and amended, are on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust and Advisor II as trustees and not individually and that the obligations of the Fund and the Series under this instrument are not binding upon any of such Fund's or Trust's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund or Series. The Fund and the Trust each agrees that its obligations hereunder apply only to such Fund and the Series, respectively, and not to its shareholders individually or to the Trustees of such Fund or Series.
15. ASSIGNMENT.
 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
Advisor II:
Growth Opportunities Fund
Fidelity Advisor Series I:
Growth Opportunities Fund
[signature lines omitted]
EXHIBIT 3
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)

INVESTMENT                             FISCAL         AVERAGE         RATIO OF NET
OBJECTIVE AND FUND                     YEAR END (A)   NET ASSETS      ADVISORY FEES
                                                      (MILLIONS)(B)   TO AVERAGE
                                                                      NET ASSETS
                                                                      PAID
                                                                      TO FMR (C)

GROWTH

Magellan ((pound))                      3/31/96       $ 50,517.5                       0.73%

Large Cap Stock ((pound))               4/30/96**      63.9                            0.62(dagger)

Mid Cap Stock ((pound))                 4/30/96        1,045.4                         0.68

Small Cap Stock ((pound))               4/30/96        497.9                           0.58

Fidelity Fifty ((pound))                6/30/96        161.3                           0.62

Advisor Focus Funds:

 Consumer: ((pound))

  Class A                               7/31/97**      0.5                             0.60(dagger)

  Class T                               7/31/97**      2.2                             0.60(dagger)

  Institutional Class                   7/31/97**      1.0                             0.60(dagger)

 Cyclical: ((pound))

  Class A                               7/31/97**      0.2                             0.60(dagger)

  Class T                               7/31/97**      0.5                             0.60(dagger)

  Institutional Class                   7/31/97**      5.1                             0.60(dagger)

 Financial Services: ((pound))

  Class A                               7/31/97**      1.2                             0.60(dagger)

  Class T                               7/31/97**      7.7                             0.60(dagger)

  Instituitional Class                  7/31/97**      0.9                             0.60(dagger)

 Health Care: ((pound))

  Class A                               7/31/97**      1.6                             0.60(dagger)

  Class T                               7/31/97**      9.1                             0.60(dagger)

   Institutional Class                  7/31/97**      0.9                             0.60(dagger)

 Technology: ((pound))

  Class A                               7/31/97**      1.8                             0.60(dagger)

  Class T                               7/31/97**      9.7                             0.60(dagger)

  Institutional Class                   7/31/97**      1.1                             0.60(dagger)

 Utilities Growth: ((pound))

  Class A                               7/31/97**      0.3                             0.60(dagger)

  Class T                               7/31/97**      1.6                             0.60(dagger)

  Institutional Class                   7/31/97**      1.5                             0.60(dagger)

Blue Chip Growth ((pound))              7/31/96        7,778.6                         0.67

Low-Priced Stock ((pound))              7/31/96        3,539.3                         0.77

OTC Portfolio ((pound))                 7/31/96        2,450.5                         0.53

Export Fund ((pound))                   8/31/96        345.0                           0.61

Advisor Korea Fund, Inc. ((oval))      9/30/96        53.7                            1.00

Destiny I ((pound))                     9/30/96        4,319.1                         0.62

Destiny II ((pound))                    9/30/96       $ 2,293.1                        0.73%

Advisor Emerging Asia Fund,             10/31/96       131.8                           1.02
Inc. ((oval))

Advisor Natural Resources ((pound))

 Class A                                10/31/96**     0.9                             0.72

 Class T                                10/31/96       441.6                           0.72

 Class B                                10/31/96       16.6                            0.72

 Institutional Class                    10/31/96       6.2                             0.72

Advisor Growth
Opportunities: ((pound))

 Class A                                10/31/96**     4.2                             0.61

 Class T                                10/31/96       12,224.7                        0.61

 Institutional Class                    10/31/96       193.0                           0.61

Advisor Overseas ((sigma))

 Class A                                10/31/96**     0.3                             0.68

 Class T                                10/31/96       913.4                           0.68

 Class B                                10/31/96       12.0                            0.68

 Institutional Class                    10/31/96       6.6                             0.68

Canada ((sigma))                        10/31/96       145.6                           0.45

Capital Appreciation ((pound))          10/31/96       1,656.1                         0.54

Disciplined Equity ((pound))            10/31/96       2,168.3                         0.54

Diversified International ((sigma))     10/31/96       478.6                           0.85

Emerging Markets ((sigma))              10/31/96       1,329.4                         0.76

Europe ((sigma))                        10/31/96       558.5                           0.84

Europe Capital                          10/31/96       167.9                           0.80
Appreciation ((sigma))

France ((sigma))                        10/31/96**     5.5                             0.75(dagger)

Germany ((sigma))                       10/31/96**     5.5                             0.75(dagger)

Hong Kong and China ((Rex-All)           10/31/96**     58.8                            0.75(dagger)

International Value ((Rex-All)           10/31/96       217.4                           0.79

Japan ((Rex-All))                         10/31/96       374.5                           0.68

Japan Small Companies ((Rex-All))         10/31/96**     105.3                           0.75(dagger)

Latin America ((sigma))                 10/31/96       605.9                           0.76

Nordic ((sigma))                        10/31/96**     9.6                             0.75(dagger)

Overseas ((sigma))                      10/31/96       2,773.5                         0.76

Pacific Basin ((Rex-All))                 10/31/96       605.8                           0.75

Southeast Asia ((Rex-All))                10/31/96       848.8                           0.65

Stock Selector ((pound))                10/31/96       1,447.9                         0.58

United Kingdom ((sigma))                10/31/96**     2.1                             0.75(dagger)

Value ((pound))                         10/31/96       6,357.2                         0.65

Worldwide ((sigma))                     10/31/96       762.4                           0   .    76

Advisor Equity Growth: ((pound))

 Class A                                11/30/96**       $     2.0                     0.61   %

 Class T                                11/30/96       2,784.5                         0.61

 Class B ((hollow diamond))             11/30/97**     4.6                             0.61

 Institutional Class                    11/30/96       1,022.8                         0.61

Advisor Large Cap: ((pound))

 Class A                                11/30/96**     0.3                             0.60(dagger)

 Class T                                11/30/96**     12.6                            0.60(dagger)

 Class B                                11/30/96**     3.7                             0.60(dagger)

 Institutional Class                    11/30/96**     4.9                             0.60(dagger)

Advisor Mid Cap: ((pound))

 Class A                                11/30/96**     0.7                             0.60(dagger)

 Class T                                11/30/96**     116.9                           0.60(dagger)

 Class B                                11/30/96**     17.5                            0.60(dagger)

 Institutional Class                    11/30/96**     2.5                             0.60(dagger)

Advisor TechnoQuant
Growth: ((pound))

  Class A                               11/30/97**     2.3                             0.60(dagger)

  Class T                               11/30/97**     4.6                             0.60(dagger)

  Class B                               11/30/97**     2.0                             0.60(dagger)

  Institutional Class                   11/30/97**     0.9                             0.60(dagger)

Emerging Growth ((pound))               11/30/96       1,608.1                         0.77

Growth Company ((pound))                11/30/96       7,918.8                         0.62

New Millennium ((pound))                11/30/96       960.0                           0.73

Retirement Growth ((pound))             11/30/96       4,142.2                         0.50

Advisor Strategic
Opportunities: ((pound))

 Class A                                12/31/96**     0.4                             0.48

 Class T                                12/31/96       603.6                           0.48

 Class B                                12/31/96       99.5                            0.48

 Institutional Class                    12/31/96       32.0                            0.48

 Initial Class                          12/31/96       21.7                            0.48

Congress Street                         12/31/96       86.2                            0.45

Contrafund ((pound))                    12/31/96       19,417.4                        0.57

Exchange                                12/31/96       246.2                           0.54

Trend ((pound))                         12/31/96       1,293.3                         0.42



Variable Insurance Products:

 Growth ((pound))                       12/31/96           5,245.2                           0.61

    Overseas Portfolio ((sigma))           12/31/96           1,544.2                           0.76

INVESTMENT                             FISCAL             AVERAGE           RATIO OF NET
OBJECTIVE AND FUND                     YEAR END (A)       NET ASSETS        ADVISORY FEES
                                                          (MILLIONS)(B)     TO AVERAGE
                                                                            NET ASSETS
                                                                            PAID
                                                                            TO FMR (C)

Variable Insurance Products II:

 Contrafund ((pound))                   12/31/96          $ 1,576.1                          0.61%

Variable Insurance Products III:

 Growth Opportunities ((pound))         12/31/96           277.4                             0.61

 Overseas Fund ((sigma))                12/31/96           33.3                              0.7   0*

Select Portfolios:

 Air Transportation ((pound))           2/28/97            89.4                              0.60

 American Gold                          2/28/97            414.0                             0.60

 Automotive ((pound))                   2/28/97            120.2                             0.60

 Biotechnology ((pound))                2/28/97            715.3                             0.60

 Brokerage and Investment

  Management ((pound))                  2/28/97            72.5                              0.62

 Chemicals ((pound))                    2/28/97            123.5                             0.60

 Computers ((pound))                    2/28/97            546.6                             0.61

 Construction and                       2/28/97            68.0                              0.60
 Housing ((pound))

 Consumer Industries ((pound))          2/28/97            25.6                              0.60

 Defense and Aerospace ((pound))        2/28/97            44.1                              0.61

 Developing                             2/28/97            307.6                             0.60
 Communications ((pound))

 Electronics ((pound))                  2/28/97            1,297.2                           0.61

 Energy ((pound))                       2/28/97            176.4                             0.60

 Energy Service ((pound))               2/28/97            461.6                             0.60

 Environmental                          2/28/97            41.6                              0.61
 Services ((pound))

 Financial Services ((pound))           2/28/97            273.8                             0.61

 Food and Agriculture ((pound))         2/28/97            278.8                             0.60

 Health Care ((pound))                  2/28/97            1,266.7                           0.60

 Home Finance ((pound))                 2/28/97            691.6                             0.61

 Industrial Equipment ((pound))         2/28/97            92.5                              0.61

 Industrial Materials ((pound))         2/28/97            97.9                              0.60

 Insurance ((pound))                    2/28/97            33.8                              0.61

 Leisure ((pound))                      2/28/97            106.5                             0.60

 Medical Delivery ((pound))             2/28/97            216.3                             0.60

 Multimedia ((pound))                   2/28/97            85.1                              0.60

 Natural Gas ((pound))                  2/28/97            113.0                             0.60

 Paper and Forest                       2/28/97            32.3                              0.60
 Products ((pound))

 Precious Metals and                    2/28/97            332.0                             0.60
 Minerals ((pound))

 Regional Banks ((pound))               2/28/97              $     416.8                     0.61   %

 Retailing ((pound))                    2/28/97            221.9                             0.60

 Software and Computer                  2/28/97            421.4                             0.60
 Services ((pound))

 Technology ((pound))                   2/28/97            463.1                             0.60

 Telecommunications ((pound))           2/28/97            476.9                             0.60

 Transportation ((pound))               2/28/97            12.6                              0.41*

 Utilities Growth((pound))              2/28/97            238.2                             0.60




(a) All fund data are as of the fiscal year end noted in the chart or as of February 28, 1997, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
(dagger) Annualized
** Less than a complete fiscal year
((Rex-All)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far
East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund. ((sigma)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIAL U.K., with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
((Oval)) Fidelity Management & Research Company has entered into sub-advisory agreements with FIIA and FIJ, with respect to the fund. ((hollow diamond)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.

AGO-pxs-0797 CUSIP#315807834/FUND#248
 CUSIP#315807206/FUND#168
 CUSIP#315807776/FUND#278
 CUSIP#315807883/FUND#688
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND -
CLASS A
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series II: Fidelity Advisor Growth Opportunities Fund - Class A which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 1:30 p.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [cusip # 315807834/fund# 248]

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.    To approve an amended management contract for the     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1.
      fund.

2.    To approve an agreement and plan providing for the    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      reorganization of the fund.

3.    To amend the fund's fundamental investment            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      limitation concerning diversification.




[AGOA-pxc-0797]    [cusip # 315807834/fund# 248]
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND -
CLASS T
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series II: Fidelity Advisor Growth Opportunities Fund - Class T which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 1:30 p.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [cusip # 315807206/fund# 168]

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.    To approve an amended management contract for the     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1.
      fund.

2.    To approve an agreement and plan providing for the    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      reorganization of the fund.

3.    To amend the fund's fundamental investment            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      limitation concerning diversification.




[AGOT-pxc-0797]    [cusip # 315807206/fund# 168]
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND - INSTITUTIONAL CLASS
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series II: Fidelity Advisor Growth Opportunities Fund - Institutional Class which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 1:30 p.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [cusip # 315807883/fund# 688]

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.    To approve an amended management contract for the     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1.
      fund.

2.    To approve an agreement and plan providing for the    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      reorganization of the fund.

3.    To amend the fund's fundamental investment            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      limitation concerning diversification.




[AGOI-pxc-0797]    [cusip # 315807883/fund# 688]
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR GROWTH OPPORTUNITIES FUND -
CLASS B
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Phyllis Burke Davis or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series II: Fidelity Advisor Growth Opportunities Fund - Class B which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997 at 1:30 p.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    [cusip # 305807776/fund# 278 ]

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.    To approve an amended management contract for the     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   1.
      fund.

2.    To approve an agreement and plan providing for the    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      reorganization of the fund.

3.    To amend the fund's fundamental investment            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      limitation concerning diversification.




[AGOB-pxc-0797]    [cusip # 315807776/fund# 278]

IMPORTANT PROXY MATERIALS...
PLEASE CAST YOUR VOTE NOW!
Dear Fidelity Advisor Funds Shareholder:
On July 16, 1997, a special shareholder meeting of the Fidelity Advisor Growth Opportunities Fund will be held. The matters to be discussed are important, and directly affect your investment. As a shareholder, the number of votes you are entitled to is based upon the dollar value of your investment. YOU MAY THINK YOUR VOTE IS INSIGNIFICANT, BUT EVERY VOTE IS EXTREMELY IMPORTANT. We must continue sending requests to vote until a majority of the shares are voted prior to the meeting. Additional mailings are expensive, and these costs are charged directly to the fund.
THIS PACKAGE CONTAINS A SEPARATE VOTING CARD FOR EACH CLASS OF THE FUND YOU OWN. IF THERE IS MORE THAN ONE CARD IN YOUR PACKAGE, IT IS IMPORTANT THAT YOU VOTE EACH CARD.
The enclosed Proxy Statement details the proposals under consideration. A list of each issue can be found on the first page of the Proxy Statement. In addition, we have attached a Q&A to assist you in understanding the proposals that require your vote. After you have read the material, please cast your vote promptly by signing and returning the enclosed proxy card(s). It is important that you sign your proxy card exactly as your name appears in the registration of the proxy card. A postage-paid envelope has been provided. Your time will be well spent, and you will help save the cost of additional mailings.
These proposals have been carefully considered by the fund's Board of Trustees, which is responsible for protecting your interests as a shareholder. THE BOARD OF TRUSTEES BELIEVES THESE PROPOSALS ARE FAIR AND REASONABLE, AND RECOMMENDS THAT YOU APPROVE THEM. Please contact Fidelity Client Services with questions about any of the proposals at 800-522-7297. Remember, this is your opportunity to voice your opinion on matters
affecting your fund.   YOUR PARTICIPATION IS EXTREMELY IMPORTANT NO MATTER
HOW MANY OR HOW FEW SHARES YOU OWN.
Thank you.  We appreciate your prompt attention.
Sincerely,
/s/Edward C. Johnson
Edward C. Johnson 3d
Chairman and Chief Executive Officer
Q&A   IMPORTANT INFORMATION TO HELP
      YOU UNDERSTAND THE PROPOSALS
      THAT YOU ARE BEING ASKED TO
      VOTE ON.

PLEASE READ THE FULL TEXT OF THIS PROXY STATEMENT. BELOW IS A BRIEF OVERVIEW OF THE MATTERS TO BE VOTED UPON. YOUR VOTE IS IMPORTANT. IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSALS PLEASE CALL CLIENT SERVICES AT 800-522-7297. WE APPRECIATE YOU PLACING YOUR TRUST IN THE FIDELITY ADVISOR FUNDS AND LOOK FORWARD TO HELPING YOU ACHIEVE YOUR FINANCIAL GOALS.
Q. WHY IS ADVISOR GROWTH OPPORTUNITIES FUND PROPOSING TO ADOPT AN AMENDED MANAGEMENT CONTRACT?
A. The amended contract would modify the management fee that FMR receives by: (1)
 providing for lower fees when FMR's assets under management exceed certain levels (the
 Group Fee Rate); (2) modifying the Performance Adjustment Calculation to round the performance of the fund and the fund's comparative index, the Standard &
Poors 500 Index,    to the nearest 0.01%, rather than the nearest 1.00%,
and (3) changing the Performance Ad    justment Calculation to base the
fund's performance on the asset-weighted return of all     classes rather
than the return of the worst performing class.  The Board of  Trustees
believes    that the existing management fee structure is fair and
reasonable and that the proposed modi   fications to the management fee are
in the best interest of the fund's shareholders.
Q. WHAT IS THE IMPACT OF ADVISOR GROWTH OPPORTUNITIES FUND     CHANGING ITS
MANAGEMENT FEE CALCULATION?
A. The impact of the amended management contract will depend on many different factors, and may represent an increase or decrease from the management fee under the
current contract.     The Group Fee rate reductions will either reduce the
management fee or leave it unchanged,
 depending on the level of FMR's assets under management. Calculating performance to the nearest 0.01% may increase or decrease the Performance Adjustment,
depending on whether     the performance is rounded up or rounded down.
Basing fund performance on the return of    all classes rather than the
worst-performing class will either increase the management fee or    leave
it unchanged, depending on the relative performance and assets of each
class of the     fund.
Q. WHY IS ADVISOR GROWTH OPPORTUNITIES FUND REORGANIZING FROM    ONE
MASSACHUSETTS BUSINESS TRUST TO ANOTHER?
A. Advisor Growth Opportunities is presently organized as a series of Fidelity Advisor Series II, a Massachusetts business trust. The Board of
Trustees unanimously recommends reorganiza   tion of Advisor Growth
Opportunities Fund to a newly established series of Fidelity Advisor
Series I, also a Massachusetts business trust.  The proposed changes will
consolidate and     streamline production and mailing of shareholder
reports and legal documents and will have    no material effect on
shareholders or management of each fund.
Q. WITH RESPECT TO THE PROPOSAL REGARDING THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION, WILL THIS AMENDMENT AFFECT MY FUND'S INVESTMENT OBJECTIVE?
A. No. The Board of Trustees believes that this proposal is in the best interest of the fund's shareholders and will not affect the fund's investment philosophy.
Q. HAS MY FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSALS?
A. Yes. The Board of Trustees of the fund has unanimously approved all of the proposals, and recommends that you vote to approve each one.
Q. HOW DO I VOTE MY SHARES?
A. You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity Client Services at 800-522-7297.